UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2013

Tufco Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21018	39-1723477
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 23500, Green Bay, Wisconsin	54305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 920-336-0054

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On December 20, 2013, Tufco Technologies, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tufco Holdings, LLC, a Delaware limited liability company (“Parent”), and Packers Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Sub”). The board of directors of the Company has unanimously approved the Merger Agreement.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Shares”) at a price of $6.07 per Share, net to the seller in cash (the “Offer Price”).

The Merger Agreement provides that Sub will use commercially reasonable efforts to commence the Offer as promptly as practicable after the date of the Merger Agreement and with the reasonable cooperation of the Company and the Company’s representatives, by January 7, 2013 (and, in any event, not later than January 9, 2013), and the Offer will remain open for at least 20 business days.

Pursuant to the Merger Agreement, as soon as practicable after the consummation of the Offer, and upon the terms and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law without any additional approval of the Company’s stockholders (the “Merger”). Upon completion of the Merger, each Share outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than Shares that are held by Parent, Sub, the Company in treasury or stockholders perfecting their appraisal rights under the Delaware General Corporation Law) will be cancelled and converted into the right to receive (upon the proper surrender of the certificate representing such Share) the Offer Price in cash (without interest). In addition, each outstanding and unexercised option to purchase Shares then in effect (the “Options”), whether or not vested, will automatically be cancelled in exchange for the right to receive in cash the excess, if any, of the Offer Price over the exercise price of such Option immediately prior to the Effective Time. In the event that the exercise price of an Option is equal to or greater than the Offer Price, such Option shall be cancelled for no consideration.

The obligation of Sub to accept for payment and pay for Shares tendered into the Offer is subject to the satisfaction or waiver of a number of conditions, including there being validly tendered into the Offer (and not withdrawn) a number of Shares that together with any shares owned by Parent, Sub or any other subsidiaries of Parent immediately prior to the acceptance for tender of Shares pursuant to the Offer (the “Acceptance Time”), represents a majority of the issued and outstanding Shares immediately prior to the Acceptance Time, plus an additional number of Shares up to (but not exceeding) the aggregate number of Shares issuable upon the exercise of all in-the-money Options and other rights to acquire Shares that are outstanding immediately prior to the Acceptance Time and that are vested and exercisable or will be vested and exercisable prior to the Effective Time (such condition, the “Minimum Condition”). The Minimum Condition may not be waived by Parent or Sub without the prior written consent of the Company. Consummation of the Offer is subject to certain additional conditions, including, among others: (i) accuracy of the Company’s representations and warranties as of the date of the Merger Agreement and as of the expiration time of the Offer (subject to customary exceptions); (ii) compliance or performance in all material respects with each covenant set forth in the Merger Agreement that requires compliance or performance at or prior to the Acceptance Time; (iii) no material adverse effect on the Company shall have occurred and be continuing since the date of the Merger Agreement; (iv) absence of any order by a governmental entity preventing the acquisition of or payment for Shares; (v) absence of any proceeding pending or threatened in writing by a governmental entity challenging, or seeking to restrain or prohibit the acquisition of or payment for Shares or the consummation of the Merger or any of the other contemplated transactions; and (vi) Parent or Sub shall have received the proceeds of the financing described below.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Sub. The Company has agreed to operate its business in the ordinary course in accordance with past practices until the earlier of the termination of the Merger Agreement and the Effective Time, subject to customary exceptions. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposals.

The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement, under certain circumstances, the Company must pay Parent a termination fee of $1,500,000, including due to termination of the Merger Agreement by the Company to accept a superior acquisition proposal or termination of the Merger Agreement by Parent due to an intentional breach of the Merger Agreement by the Company, provided that, if Parent terminates the Merger Agreement due to an unintentional breach of the Merger Agreement by the Company, such termination fee will be $750,000. If the Company terminates the Merger Agreement due to an intentional breach of the Merger Agreement by Parent or Sub, Parent will be required to pay the Company a termination fee equal to $1,500,000, provided that, if the Company terminates the Merger Agreement in connection with a failure of the financing to be available to Parent or Sub or in connection with an unintentional breach of the Merger Agreement by Parent or Sub, Parent will be required to pay the Company a termination fee equal to $750,000.

The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made, subject to certain exceptions, solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by the Company’s stockholders. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Sub or any of their respective subsidiaries or affiliates.

The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about the Company or Parent and should not be relied upon as disclosure about the Company without consideration of the periodic and current reports and statements that the Company files with the SEC.

Factual disclosures about the Company contained in public reports filed with the SEC may supplement, update or modify the factual disclosures contained in the Merger Agreement. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Equity and Debt Commitments

JPMorgan Chase Bank, N.A. (the “Lender”) has committed to provide debt financing for the transaction, consisting of a senior revolving credit facility in an aggregate amount of up to $29,031,000, subject to the terms and conditions set forth in a commitment letter, dated as of December 20, 2013 (the “Debt Commitment Letter”). The obligations of the Lender to provide debt financing under the Debt Commitment Letter are subject to a number of customary conditions, including, without limitation, execution and delivery by the borrowers and the guarantors of definitive documentation consistent with the Debt Commitment Letter and the documentation standards specified therein. The termination date for the Debt Commitment Letter is February 28, 2014, provided that such date will be automatically extended until June 30, 2014 if the termination date of the Merger Agreement is extended until such date.

Griffin Holdings, LLC (“Griffin”), which owns directly or indirectly all of the equity interests of Parent and Sub, has committed to contribute to Parent and/or Sub, directly or indirectly, an aggregate amount in cash equal to $11 million, subject to the terms and conditions set forth in an equity commitment letter, dated as of December 20, 2013.

The aggregate proceeds of the equity and debt financing commitments will be sufficient for Parent to pay the aggregate merger consideration and all related fees and expenses.

Tender and Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, Bradford Venture Partners, L.P. (“Bradford”), the Company’s largest stockholder, entered into a tender and voting agreement (the “Tender and Voting Agreement”) with Parent and Sub. Pursuant to the terms and conditions of the Tender and Voting Agreement, Bradford agreed, among other things, (i) to tender pursuant to the Offer 642,033 Shares owned by Bradford as of the date of the Tender and Voting Agreement representing 14.9% of the aggregate Shares outstanding as of December 20, 2013 (the “Subject Shares”), (ii) if necessary, to vote the Subject Shares in favor of the Merger and the adoption of the Merger Agreement and (iii) not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company. The Tender and Voting Agreement terminates, among other events, in the event the Merger Agreement is terminated in accordance with its terms.

The foregoing description of the Tender and Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Tender and Voting Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events

On December 20, 2013, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

The tender offer described in this report has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Parent will cause Sub to file with the U.S. Securities and Exchange Commission (“SEC”) a tender offer statement on Schedule TO. Investors and Company stockholders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents), as it may be amended from time to time, and the related solicitation/recommendation statement on Schedule 14D-9, as it may be amended from time to time, that will be filed by the Company with the SEC, because they will contain important information. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other related tender offer documents (once they become available) may be obtained free of charge by directing a request to Parent at c/o Griffin Holdings, LLC, 2121 Avenue of the Stars, Suite 2575, Los Angeles, CA 90067, Attention: Managing Member. A copy of the tender offer statement and the solicitation/recommendation statement will be made available to all stockholders of the Company free of charge at www.tufco.com or by contacting Tufco Technologies, Inc. at PO Box 23500, Green Bay, Wisconsin 54305-3500, Telephone Number (920) 336-0054.

In addition to the offer to purchase, the related letter of transmittal and certain other offer documents, as well as the solicitation/recommendation statement, the Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This report contains forward-looking statements with respect to the tender offer and related transactions, including the benefits expected from the acquisition and the expected timing of the completion of such transaction. When used in this report, the words “can,” “will,” “intends,” “expects,” “is expected,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Further, all statements, other than historical facts included in this report, including statements regarding the timing and the closing of the tender offer and merger transactions; the ability of Parent to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing, are forward looking statements. These intentions, expectations, or results may not be achieved in the future and various important factors could cause actual results or events to differ materially from the forward-looking statements that the Company makes, including uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company’s stockholders will tender their stock in the offer; the possibility that competing offers may be made; the possibility that various closing conditions to the transactions may not be satisfied or waived, including that a governmental entity may prohibit or delay the consummation of the transaction; that Parent or Sub do not receive the proceeds of the financing; that there is a material adverse change of the Company; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities. In addition, forward-looking statements involve the significant risks and uncertainties described more fully in the Company’s periodic reports filed with the Securities and Exchange Commission (“SEC”), including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which apply only as of the date of this report.

There may be events in the future that the Company is unable to predict accurately, or over which it has no control. The Company’s business, financial condition, results of operations and prospects may change. The Company may not update these forward-looking statements, even though its situation may change in the future, unless it has obligations under the Federal securities laws to update and disclose material developments related to previously disclosed information. The Company qualifies all of the information contained in this report, and particularly these forward-looking statements, by these cautionary statements. In addition, the Company notes that the Private Securities Litigation Reform Act of 1995 does not apply to forward-looking statements made in connection with a tender offer.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 20, 2013, by and among Tufco Holdings, LLC, Packers Acquisition Sub, Inc. and Tufco Technologies, Inc.

10.1	Tender and Voting Agreement, dated as of December 20, 2013, by and among Tufco Holdings, LLC, Packers Acquisition Sub, Inc. and Bradford Venture Partners, L.P.

99.1	Press Release issued by Tufco Technologies, Inc. on December 20, 2013 (incorporated by reference to the Schedule 14D-9 filed by Tufco Technologies, Inc. on December 23, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tufco Technologies, Inc.

December 26, 2013	By:	/s/ Tim Splittgerber
Name: Tim Splittgerber
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 20, 2013, by and among Tufco Holdings, LLC, Packers Acquisition Sub, Inc. and Tufco Technologies, Inc.

10.1	Tender and Voting Agreement, dated as of December 20, 2013, by and among Tufco Holdings, LLC, Packers Acquisition Sub, Inc. and Bradford Venture Partners, L.P.

99.1	Press Release issued by Tufco Technologies, Inc. on December 20, 2013 (incorporated by reference to the Schedule 14D-9 filed by Tufco Technologies, Inc. on December 23, 2013).